Equity investments	12 Months Ended
Dec. 31, 2025
Investments, Debt and Equity Securities [Abstract]
Equity investments	Equity investments
Accounting policy
Our equity investments do not have a readily determinable fair value and do not qualify for the Net Asset Value practical expedient, therefore we elect to measure these investments at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any.
We perform a qualitative assessment considering impairment indicators to evaluate whether investments are impaired at each reporting date. If a qualitative assessment indicates that the investment is impaired, we estimate the investment’s fair value in accordance with the principles of ASC 820. If the fair value is less than the investment’s carrying value, we recognize an impairment loss.
To identify observable price changes, we consider relevant transactions that occurred on or before the balance sheet date.
On September 9, 2025, ASML and Mistral AI announced an investment and partnership agreement for which ASML invested €1.3 billion in Mistral AI’s Series C funding round as lead investor. This resulted in ASML holding an 11.1%
share on a fully diluted basis in Mistral AI as per December 31, 2025.
The following table shows changes in equity investments:

Year ended December 31 (€, in millions)	2024	2025
Balance at beginning of year	—	—
Additions	—	1,302.2
Disposals	—	—
Other changes	—	18.5
Balance at end of year	—	1,320.7